Exhibit 24
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                                POWER OF ATTORNEY

         Each person whose signature appears below designates and appoints CURTIS M. STEVENS and ANTON C. KIRCHHOF, JR., and both of them, his or her true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 5,000,000 shares of common stock of Louisiana-Pacific Corporation, to be issued pursuant to the Louisiana-Pacific Corporation 1997 Incentive Stock Award Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 3rd day of May, 1998.


                  Signature                  Title
                  ---------                  -----

        /s/ Mark A. Suwyn
        Mark A. Suwyn             Chief Executive Officer, Chairman of the Board

        /s/ Curtis M. Stevens
        Curtis M. Stevens         Vice President, Treasurer and Chief Financial
                                  Officer

        /s/ William C. Brooks
        William C. Brooks         Director

        /s/ Archie W. Dunham
        Archie W. Dunham          Director

        /s/ Pierre S. du Pont IV
        Pierre S. du Pont IV      Director

        /s/ William E. Flaherty
        William E. Flaherty       Director

        /s/ Bonnie G. Hill
        Bonnie G. Hill            Director

        /s/ Donald R. Kayser
        Donald R. Kayser          Director

        /s/ Lee C. Simpson
        Lee C. Simpson            Director

        /s/ Charles E. Yeager
        Charles E. Yeager         Director